Exhibit 99.1

CohBar Annual Shareholder Presentation June 9 th , 2015

This presentation includes forward - looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future plans, intentions, expectations, business prospects and opportunities. Examples of such forward - looking statements include: statements regarding our research plans and timelines, anticipated outcomes and timing of our research programs, IND - enabling activities and pre - clinical and clinical trials for our MBTs; expectations regarding the future market for any drug we may develop; expectations regarding the growth of MBTs as a significant future class of drug products; statements regarding the anticipated therapeutic properties of our MBTs and expectations regarding our ability to effectively protect and expand our intellectual property. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward looking statements. Factors that could cause actual results to differ materially from these forward - looking statements include: unanticipated difficulties or unfavorable results encountered in our research and development programs; our ability to raise additional capital when necessary to continue our operations and complete our research and development programs; our ability to recruit and retain key scientific personnel; and our ability to establish and maintain partnerships with research and industry partners. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission and applicable Canadian securities regulators, including the “Risk Factors” set forth in our Annual Report on Form 10 - K, as supplemented by our quarterly reports on Form 10 - Q. The forward - looking statements and other information contained in this presentation are made as of the date hereof and CohBar, Inc. does not undertake any obligation to update publicly or revise any forward - looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Legal Disclaimer 2

Overview

- CohBar: Increasing healthy life span
  - Albion Fitzgerald - Chairman
- CohBar's groundbreaking discoveries
  - Hassy Cohen, MD - Founder
- CohBar's path to the clinic: from discovery to therapeutic
  - Ken Cundy, PhD - CSO
- CohBar's Science team, Strategy and Progress to date
  - Jon Stern - CEO
- Biotech Industry Valuation Perspectives
  - Albion Fitzgerald
- Q&A

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CohBar – Breakthrough science to increase healthy life span Our founders have been doing groundbreaking work for the past 15+ years in the intersecting areas of geriatrics, metabolism, genetics, and biology resulting in breakthrough discoveries about mitochondria , the powerhouses of human cells, and the roles that mitochondria play in human metabolism and disease as we age. We believe these discoveries are the foundation for an entire new class of mitochondrial - based therapeutic (MBT) drugs , with potential to significantly slow the progression of major diseases associated with aging, and increase healthy life span. We have assembled a leading team of founders and advisors, together with drug development expertise and capabilities, to exploit these discoveries and have built a pipeline of MBT drug candidates which we are currently optimizing and targeting for pre - clinical and clinical activities over the next 2 - 3 years. 4

Graph ©Mark Collins - Glenn Foundation Lifespan vs. Healthspan Years of Health vs. Disease Years of Health vs Disease 55 90 75 55 30 10 10 45 Now Ideal Outcome (centenarians) Or even Nightmare 5

Mortality from non - communicable diseases of aging has increased along with increased longevity Source: NIH 10000 1000 100 10 1 0 100000 Deaths per 100,000 per year Heart disease Cancer Stroke Emphysema Pneumonia Diabetes Accidents Kidney disease Alzheimer’s Disease Age and age - related diseases Average lifespan in 1900 Average lifespan in 2014 6

Non - communicable Diseases A global epidemic and enormous economic burden 7 • The four main non - communicable diseases — cardiovascular diseases, diabetes, cancers and chronic respiratory diseases — are now becoming a global epidemic. (WHO 2011) • By 2030, non - communicable diseases are projected to cause nearly five times as many deaths as communicable diseases worldwide. (WHO 2011) • Over the next 20 years, non - communicable diseases are expected to cost the global economy more than $30 trillion. (Harvard study) Most major non - communicable diseases have age as a significant risk factor!

From a Groundbreaking Study by Dr. Nir Barzilai: Centenarians and Offspring Have Lower Prevalence of Diseases 8 • 1 in 10,000 lives to 100 years old • Centenarians have less or similar prevalence of diseases compared to people who are 20 to 30 years younger. • Centenarian later - life and end - of - life medical costs are significantly lower • Not attributable to lifestyle! • Centenarian offspring have less prevalence of diseases compared to their age group. (A genetic factor?) • Minor cell - nucleus DNA differences : Centenarians and offspring vs. control Disease Prevalence within Population 0 5 10 15 20 25 30 35 40 Diabetes Mellitus (%) Myocardial Infarction (%) Stroke (%) Hypertension (%) P O C ** ** ** ** Centenarians Offspring Control ** p<0.01 • Significant difference in mitochondrial behavior for centenarians and offspring

Core component of metabolism Mitochondrial function declines with age/damage Metabolic dysfunction with mitochondrial impairment is a significant aspect of major age - related diseases: - Diabetes, cardiovascular diseases - Neurodegeneration, Alzheimer’s - Recognized as a contributing factor in cancer Until recently, scientists believed the mitochondrial genome contained only 37 genes. Mitochondria – produce the energy inside cells and have their own DNA Breakthrough research by our founders has revealed that the mitochondrial genome has as many as dozens of additional genes that encode peptides. These peptides, which we refer to as Mitochondria Derived Peptides, or “MDPs,” influence metabolic activities by acting as messengers between cells. mitochondria Glucose Fatty Acids Amino Acids mitochondrion Cell Energy nucleus Human Cell MDP “Messengers” 9

Growing recognition of the significance of mitochondria in disease and aging Mitochondrial Link Between High Glucose And Metabolic Disease Global Diabetes Rates Are Rising as Obesity Spreads JUNE 8, 2015 10

And of our founders, which include three of the world’s leading experts in the biology of aging and mitochondrial science The Mitochondrial - Derived Peptide MOTS - c Promotes Metabolic Homeostasis and Reduces Obesity and Insulin Resistance C. Lee and P. Cohen A CONVERSATION WITH/Nir Barzilai: It's Not the Yogurt: Looking for Longevity Genes Time’s 100 Most Influential People David Sinclair. PhD ( Harvard Medical School) 11

Mitochondria increasingly targeted by biotech: CohBar’s unique approach optimizes mitochondrial - derived peptides to develop multiple mitochondria - based therapeutics CohBar’s approach : Find the drugs within the mitochondria to treat the disease Mitochondria - targeted therapeutics: Optimized peptides Mitochondria - based Therapeutics Create new small molecules and biologics to repair defective or damaged mitochondria and restore functionality Mitochondria - based therapeutics: MBTs treat the diseases directly Mitochondria derived Peptides Disease - targeted therapeutics: Majority of existing drugs 12

CohBar Founder – Dr. Pincus “Hassy” Cohen • Dean of the Davis School of Gerontology, University of Southern California • Executive Director of the Ethel Percy Andrus Gerontology Center • William and Sylvia Kugel Dean’s Chair in Gerontology • MD degree from the Technion Israel Institute of Technology, Postdoctoral at Stanford University • Award - winning Research: • Recipient of numerous awards for research, including the National Institute of Aging “EUREKA” - Award, the NIH - Director - Transformative RO1 - Grant and the Glenn Award for Research in Biological Mechanisms of Aging Drs. Cohen and Barzilai’s combined research efforts related to aging and MDPs have been supported by over $30 Million of grant funding to their academic institutions 13

MDPs – A New Untapped Field in Biology MDP Biological Effects: • MDPs influence cellular activities by acting as messengers between cells, triggering intra - cellular changes • MDPs have metabolic effects, neuro - protective effects, cyto - protective effects and anti - inflammatory effects • Humanin, the first MDP discovered in 2001 by Dr. Cohen (CohBar co - founder ) and others, has protective effects in various animal disease models, including Alzheimer’s disease, atherosclerosis, myocardial and cerebral ischemia, and Type 2 Diabetes • The latest MDP, MOTS - c, discovered by Lee and Cohen at USC, was recently published and has potent effects on obesity and metabolism 14 MDP’s are a diverse and largely unexplored collection of peptides which has the potential to lead to novel therapeutics for a number of diseases with significant unmet medical needs.

MOTS - c plays a significant role in regulation of metabolism Potential source of MBTs to treat Type 2 Diabetes, obesity, and fatty liver. MOTS - c prevents weight gain in mice on a high fat diet The Company plans to advance research on MOTS - c and novel MBT analogs of MOTS - c as our lead program, which we believe has the potential to lead to a commercially successful drug for the treatment of type 2 diabetes, obesity, and other indications. 15

MOTS - c Glucose Regulation Fatty Acids Amino Acids Cell Death DNA Synthesis Mitochondrial Metabolism MOTS - c - A Key Regulator of Metabolism 16

MOTS - c, a key regulator of metabolism, shows proof of principle in obesity model “MOTS - c, a new mitochondrial - derived peptide hormone that prevents obesity caused by a high - fat diet and stimulates the metabolism in the same way as exercise.” 17

MOTS - c reverses age - dependent insulin resistance, inhibits human prostate/breast tumor growth in mice MOTS - c Soleus Muscle 2 - DG Uptake (3 mo. Vs 12 mo. Mice) MOTS - c reverses age - dependent insulin resistance in mice MOTS - c inhibits human prostate and breast tumor growth in mice 18

SHLP - 6 suppresses cancer progression in mice Potential MBTs to treat prostate and breast cancer The Company plans to advance its research on SLHP - 6 and novel MBT analogs of SHLP - 6 with the potential for the treatment of cancer. SHLP - 6 slows tumor growth by killing cancer cells and reducing their blood supply * P< 0.01 Injection day * * * * * SHLP - 6 Control Scrambled Peptide 0 1 2 3 4 5 1 2 3 4 5 6 cm 3 Reduced Tumor Growth 19

SHLP - 2 protects neuronal cells from toxicity in vitro Potential MBT for the treatment of Alzheimer's disease. Increasing SHLP - 2 reduces dying cells 20

Humanin - effective in animal models of atherosclerosis, Type 2 Diabetes, neurodegeneration Potential MBT to treat a variety of diseases Humanin analogue Aortic Arch Plaque Treatment with Humanin analogue reduces arterial plaque Plaque reduction vs. Control 21

Exceptional Health and Humanin The development of assays to measure humanin levels in plasma enabled the observation of humanin levels in aged patients and patients with poor endothelial function associated with cardiovascular diseases . • Humanin declines with age but is higher in offspring of centenarians when compared to an age and gender matched control group. • Humanin is lower in humans with poor endothelial function, a major risk factor for cardiovascular diseases. • Humanin improves healthspan and lifespan in several animal models (worms to mice) • Humanin acts as a dietary - mimetic hormone Offspring with Familial Exceptional Longevity Humans with Normal Endothelial Function Control 0 100 200 300 400 500 600 700 Humanin (pg/ml) P<0.03 Offspring 0 500 1000 1500 2000 Poor Humanin (pg/ml ) Normal P<0.03 Endothelial Function 22

The Expanded Mitochondrial Genome Many potential new regulatory peptides (MDP’s) 7 8 3 3 5 4 6 5 4 5 7 8 1 6 Mutations described in Various Diseases 7 8 3 3 5 4 6 5 4 5 7 8 1 6 Mutations described in Various Diseases 23

CohBar CSO : Kenneth Cundy, PhD Taking the discoveries to the clinic • Joined CohBar in November 2014 as Chief Scientific Officer (CSO) • CSO and SVP for Xenoport, Inc. (NASDAQ:XNPT), Gilead Sciences, Sterling Drug • Ph.D. in pharmaceutical sciences from University of Kentucky • Patents/Publications: 46 US Patents, +100 International Patents, 77 Publications • Highly experienced and successful drug development scientist/leader • FDA Applications: 15 INDs, 6 NDAs • Drugs Developed: 15 - including Hepsera, Tamiflu, Viread, Horizant, etc • Marketed Drugs Invented: • Tenofovir DF for HIV (Viread, Truvada, Atripla), sold over $30B • Horizant for Shingles and RLS • Invented Nanocrystals technology - used in numerous marketed drugs 24

Selection of an MBT drug candidate: • Evaluation of existing MDPs and any newly discovered MDPs • Determination of initial activity in efficacy models • Prioritization of potential lead molecules • Synthesis of new analogs (MBTs) • Iterative evaluation of stability, pharmacokinetics, and efficacy • Selection of an MBT candidate for IND - enabling activities Completion of IND - enabling activities: • Preclinical testing (toxicology, safety pharmacology, genetic toxicity, pharmacokinetics) • GMP manufacturing and stability of drug substance and formulation • Filing and clearance of an Investigational New Drug (IND) application with the FDA to allow subsequent clinical trials CohBar’s Preclinical Plan 25

CohBar MBT Optimization Process: • Synthesis of analogs of native MDP • Physicochemical Properties • Solubility • Chemical stability • Resistance to Enzymatic Degradation • Stability in tissues • Efficacy • In vitro cell - based assays • In vivo disease models • Pharmacokinetics • Half - life, distribution, elimination MBT Optimization MDP MBT MDP Optimization and Development into Mitochondria - Based Therapeutics (MBTs) 26

Criteria for Selection of Drug Targets Identify a target indication with: Preclinical evidence of activity for a CohBar MBT Large established market with potential for growth Unmet need that can be addressed by CohBar MBTs Potential for differentiation from current therapies Proven acceptance of injectable products Established regulatory path to approval Validated preclinical models Objective clinical endpoints Proven potential for early stage partnering Clear and defensible CohBar IP protection 27

CohBar – Global Therapeutic Market Opportunities 0 10 20 30 40 50 60 70 2014 2015 2016 2017 2018 2019 Cardiocascular Disease ($50-40b, -4% CAG) Type 2 Diabetes ($42-59b, 8% CAG) Breast Cancer ($12-26b, 23% CAG) Prostate Cancer (6.5-12b, 17% CAG) Alzheimer's Disease ($4.5-5b, 1% CAG) Obesity ($.6-3B, 48% CAG) $Billions annually Market Size & Compound Annual Growth Source: Evaluate Pharma, 2014 28

USC Leonard Davis School of Gerontology University of Cincinnati Founders, SAB Members and Consultants Market Research & Competitive Intelligence CROs Albert Einstein College of Medicine CohBar R&D Resources CohBar Internal R&D 29

The CohBar Pipeline

MDP	Potential Indications	Stage	Observed Effects
MOTS-c	Type 2 Diabetes Obesity Fatty Liver Cancer & Proliferative Diseases	Preclinical	Anti-diabetic, insulin sensitizer, prevents obesity and fatty-liver in mice Inhibits prostate cancer growth, (pro-apoptotic, anti-angiogenesis) in mice
SHLP-6	Cancer & Proliferative Diseases	Preclinical	Anti-tumor (prostate and breast) activity, promotes autophagy Inhibits prostrate tumor growth in mice, induces apoptosis in breast, ovarian and liver
SHLP-2	Alzheimer's Disease Type 2 Diabetes	Preclinical	Neuroprotective factor and insulin sensitizer
Humanin Analogs	Cardiovascular Disease & Diabetes	Preclinical	Cytoprotective factor and insulin sensitizer

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Projected Development Timeline and Milestones 31

CohBar CEO - Jon Stern Building CohBar’s Infrastructure • Started working with the company in 2012 • Senior business executive, over 30 years of diversified management experience • Early stage companies - CEO and Founder of Cine Coasters, Inc • B.S. in Business Administration from The University of California, Berkeley • MBA from Marshall School of Business at the University of Southern California • Evolving/expanding Leadership Role: • Advisor - > Strategy and Financing - > Executive leadership • Establish business/scientific foundation, lead private/public financings • We will expand our leadership team with an industry - experienced CEO • Develop strategic relationships within industry and the investment community • Jon will continue in a leadership role 32

Significant p rogress over the past year Building the Team Enhanced scientific leadership with the addition of Kenneth Cundy, Ph.D., Chief Scientific Officer and Kent Grindstaff, Ph.D., VP Biology Opened new modern laboratory in Menlo Park, CA (Silicon Valley) Developing the Network Completed agreements, engaged in research studies with University of Southern California, Albert Einstein College of Medicine and the University of Cincinnati Expanded our Scientific Advisory Board and consultants Securing the Assets Strengthened protection for our IP portfolio of licensed mitochondrial peptides with 2 issued patents and 2 patent applications, U.S. and International Obtaining Funding Began reporting to the SEC as a public company in the U.S. and to SEDAR in Canada Raised approximately $17 million through an IPO and private placements to fund expanded research and development activities Listed in Canada on the Toronto Venture Exchange (“COB.U”) and in U.S. on the OTCQX (“CWBR”) 33

Strategy going forward Advance to the Clinic Select lead MDP and allocate majority of resources toward its development Initiate clinical evaluation of our first MBT candidate within 2 - 3 years Expand and Exploit our Network Grow our team of advisors and research partners Develop relationships/partnerships with pharmaceutical companies Own the MBT space Continue to leverage our expertise in MDP discovery to expand our pipeline of research peptides Expand our IP portfolio and protect our drug candidates with solid IP strategy including licensing and blocking IP Fund our Growth Expand and develop our interaction with the investment community Raise additional capital from existing warrants and future financings, to continue advancing the MBT pipeline 34

CohBar's Co-Founders, SAB & Consultants

David Sinclair, Ph.D.
Harvard Medical School
Sirtris Pharmaceuticals
Genocea

Amir Lerman, M.D.
Mayo Clinic
Stealth BioTherapeutics

David Lee, Ph.D.
USC, UCLA

Ronald Kahn, M.D.
Harvard Medical School
Joslin Diabetes Center



Aging & Genetics
Diabetes & Obesity
Cardiovascular Diseases
Cancer
Mitochondrial Peptides
Metabolic Diseases
Diabetes
Alzheimer's Disease

John Amatruda, M.D.
Merck
Bayer

Frank Calzone, Ph.D.
Amgen
REMD BioTherapeutics

Nick Livingston. Ph.D.
GSK, Bayer
NovaTarg Therapeutics

Paul Aisen, M.D.
UC San Diego
NeuroPhage

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CohBar’s Independent Directors Life Sciences, early - stage and public company experience Marc Goldberg – independent Director since November 2014 Managing Director at BioVentures Investors (life science focused venture and private equity investment firm) Founding President of Massachusetts Biotechnology Council in 1985 Previously a director of Enanta Pharmaceuticals (NASDAQ: ENTA) AB (Harvard), JD (Harvard Law School) and MBA (Harvard Business School) Albion Fitzgerald – independent Director since May 2014 Formerly Chairman and CEO of three early stage technology companies, including Novadigm, Inc (NASDAQ: NVDM) 36

Biotech Industry Risk/Return Model Variable Timeframe/Cost Intermediate time frame High Cost 5 - 8 yrs 5 yrs Discovery Late - Stage Clinical Trials Through Commercialization 2 - 4 yrs Short Timeframe Moderate Cost Time Return On Investment Lead Identification Through Early - Stage Clinical Trials Value depends on market and position High Risk Low Risk 37

Sample Early - stage Drug Discovery Company Valuations Company Disease Date Preclinical Market Cap Market Cap Today Percent Increase Alnylam Various 2010 $700m $11,700m 1,500% Verastem Cancer 2012 IPO $224m $317m 40% Agios Pharma Cancer 2013 IPO $942m $4,570m 385% Bluebird Various 2013 IPO $600m $6,230m 938% Epizyme Cancer 2013 IPO $90m $798m 786% Blueprint Medicines Cancer 2015 IPO $450m $749m 66% 38

Potential Value Drivers Going Forward CohBar Science and Pipeline: Pre - clinical data and publications on CohBar drugs Advancement of lead program into human trials Additional IP in the mitochondria space Industry Awareness and Relationships: Recognition as leader in mitochondria and aging Interest from the Pharma industry in CohBar’ s IP assets and drugs Potential partnerships with Pharma Market Awareness and Positioning Expanding shareholder base in U.S. financial markets Leverage leadership with top - tier biotech investors 39

CohBar – Breakthrough science to increase healthy life span Our founders have been doing groundbreaking work for the past 15+ years in the intersecting areas of geriatrics, metabolism, genetics, and biology resulting in breakthrough discoveries about mitochondria , the powerhouses of human cells, and the roles that mitochondria play in human metabolism and disease as we age. We believe these discoveries are the foundation for an entire new class of mitochondrial - based therapeutic (MBT) drugs , with potential to significantly slow the progression of major diseases associated with aging, and increase healthy life span. We have assembled a leading team of founders and advisors, together with drug development expertise and capabilities, to exploit these discoveries and have built a pipeline of MBT drug candidates which we are currently optimizing and targeting for pre - clinical and clinical activities over the next 2 - 3 years. 40

Questions? 41